UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2015

SEQUENTIAL BRANDS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36082	86-0449546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Bryant Park, 30th Floor
New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K, filed on April 14, 2015 (the “Initial Form 8-K”), to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the recently completed acquisition (the “Acquisition”) by Sequential Brands Group, Inc. (the “Company”) of 62.5% of the outstanding membership interests in With You, LLC from With You, Inc. and Corny Dog, Inc. (collectively, the “Sellers”). Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01    Financial Statements and Exhibits.

(a)	Pro Forma Financial Information

The following unaudited pro forma consolidated financial information related to the Acquisition is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2014.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2015.

(b)	Sellers’ Financial Information

The audited combined financial statements of the Sellers as of December 31, 2014, 2013 and 2012 and for each of the three years in the period ended December 31, 2014 and the unaudited condensed combined financial statements of the Sellers as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 are attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference:

(d)	The following exhibits are filed as a part of this Report.

Exhibit No.	Description
23.1	Consent of CohnReznick LLP
99.1	Unaudited Pro Forma Condensed Combined Financial Information
99.2	Audited Consolidated Financial Statements of the Sellers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

Date: June 24, 2015
	By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of CohnReznick LLP
99.1	Unaudited Pro Forma Condensed Combined Financial Information
99.2	Audited Annual and Unaudited Interim Consolidated Financial Statements of the Sellers